EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND

Supplement to Prospectus dated March 1, 2021

1.The following replaces the Annual Fund Operating Expenses Table under “Floating-Rate Fund” in “Fund Summaries”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Advisers Class	Class A	Class C	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses(2)	0.18%	0.17%	0.17%	0.17%	0.11%
Total Annual Fund Operating Expenses	1.08%	1.07%	1.82%	0.82%	0.76%

(1)Expenses in the table above and the Example below reflect the expenses of the Fund and Eaton Vance Floating Rate Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)Includes interest expense of 0.05%.

2.The following replaces the Annual Fund Operating Expenses Table under “Floating-Rate & High Income Fund” in “Fund Summaries”:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment) (1)	Advisers Class	Class A	Class C	Class I	Class R6
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None
Other Expenses(2)	0.10%	0.10%	0.10%	0.10%	0.06%
Acquired Fund Fees and Expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	1.08%	1.08%	1.83%	0.83%	0.79%

(1)Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolios in which it invests.

(2)Includes interest expense of 0.04%.

March 18, 2021	38107 3.18.21